UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 (Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information

On December 15, 2022, Camber Energy, Inc. (the “Company”, “we” and “us”) issued a press release announcing that the Board of Directors on December 14approved a 1-for-50 reverse stock split of the Company’s issued, outstanding and authorized common stock, pursuant to Section 78.207 of the Nevada Revised Statutes, and the filing of a Certificate of Change Pursuant to NRS 78.209. The reverse stock split is anticipated to be effective as of the open of trading on December 30, 2022. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated December 15, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: December 15, 2022	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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